

SilverBow Resources Corporate Presentation

July 2022

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, services costs, impact of inflation, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; political tensions or war; the benefits of and risks related to the SandPoint and Sundance transactions including risk that the benefits of the transactions may not be fully realized or may take longer to realize than expected, that the costs of the acquisitions will be significant, and that management attention will be diverted to transaction-related issues; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, performance of contracts and supply chain disruptions; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts and strategic initiatives; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP. THIS PRESENTATION includes information regarding our PV-10 as of 12/31/21. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC or strip prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC or strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

Company Overview

SilverBow RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas


Legend
SilverBow Acreage
Fayette
Colorado
Gonzales
Lavaca
De Witt
Karnes
Atascosa
Dimmit
La Salle
Live Oak
McMullen
Webb

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of growth through the drillbit and acquisitions
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

Disciplined growth prioritizing significant free cash flow generation

Note: Acreage position as of 6/30/22. Includes recent acquisitions

Sundance Transaction Highlights

SBOW LISTED NYSE

Building Scale Through M&A
- Increased scale and optimized development plan drive 30%+ production growth and 60%+ EBITDA growth
- Builds upon track record of accretive Eagle Ford consolidation with five acquisitions closed since 3Q21

Compelling Industrial Logic
- Acquired acreage highly contiguous with existing SilverBow footprint
- Drives capital and operating efficiencies, with ~$15MM of synergies expected per year

Financially Accretive Across Key Metrics
- Accretive to 2023E CF per share and FCF per share
- 2023E EBITDA increases to ~$700MM and 2023E FCF increases to ~$250MM

Adds Liquids-Weighted Production and Inventory
- Significantly increases core inventory with ~200 net economic locations acquired YTD in 2022
- Sundance acquisition provides oil optionality to complement existing high return gas-weighted inventory

Strengthens Financial Profile with Increased Free Cash Flow
- FCF drives optionality to pay down debt, re-invest in high rate of return projects or enact future shareholder returns
- Well-positioned to effectuate growth strategy through both the drill-bit and accretive acquisitions

Maintains Conservative Leverage with Simplified Balance Sheet
- Enhanced cash flows provide for YE22E leverage ratio of ~1.0x and YE23 leverage ratio of ~0.5x
- $775 million borrowing base with no debt maturities until 2026

Note: Projections based on $90 WTI / $4.75 HH. Free cash flow calculated as EBITDA less interest expense, cash taxes and capex

Track Record of South Texas Acquisitions


Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Zavala
Frio
Atascosa
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb
Duval
SilverBow RESOURCES
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
SandPoint
Sundance
0 12.5 25 50 Miles

Acquisition Highlights(1)

Key Asset Statistic	Private Co.	Post Oak	Teal	SandPoint	Sundance	Total
Closed Date	Aug-21	Oct-21	Nov-21	May-22	Jun-22	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$71 (cash & stock)	~$354 (cash & stock)	~$557 (cash & stock)
Net Acres	848	41,000	17,000	26,600	39,000	124,500
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~4,650 (May-22)	~11,100 (Jan-22)	~21,497
Production Mix	100% gas	39% liquids	71% liquids	30% liquids	84% liquids	61% liquids
PDP Wells (WI / NRI)	12 (16% / 12%)	21 (100% / 75%)	111 (56% / 42%)	18 (~96% / ~72%)	239 (83% / 64%)	429 (76% / 58%)
Net Locations	17	25+ oil / 75+ gas	100+	~44	~155	415+

(1) Figures based on time of announcement of acquisition

Significant Growth Profile

Forecast Summary

	2022	2023	% Change
Production (MMcfe/d)	272 – 282	~380	+35%
Oil Production (MBbls/d)	7.9 – 8.2	~14.0	+70%
% Oil	17%	~22%	+5%
EBITDA ($MM)	$400 - $450	~$700	+65%
Capex ($MM)	$300 - $330	~$400	+25%
Leverage Ratio	~1.0x	~0.5x	-50%

Gross Drilling Locations[1]


Southern Eagle Ford
Western Condensate
Webb Gas
~630
Drilling Locations
Central Oil
Eastern Extenstion

Asset Map


SilverBow
Eastern Extension
Central Oil
Western Condensate
Southern Eagle Ford
Webb County Gas
Legend
SilverBow Position
Phase Windows
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas
Uvalde
Medina
Caldwell
Bastrop
Fayette
Colorado
Gonzales
Lavaca
De Witt
Jackson
Zavala
Frio
Atascosa
Karnes
La Salle
McMullen
Live Oak
Webb
Duval

SBOW establishing multi-decade, balanced inventory across acreage position

Note: Projections based on $90 WTI / $4.75 HH. Reflect contribution from SandPoint after 5/10/22 and Sundance after 6/30/22. Hedge book as of 6/29/22

(1) Includes all locations across reserve categories

SBOW LISTED NYSE

Production Continues to Grow Over Time

Gas Production



(MMcf/d)
250
200
150
100
50
0
~90%(1)
117
129
130
140
174
164
184
173
186
210
200
230
216
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22E
3Q22E
4Q22E

Oil Production



(MBbls/d)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
~440%(1)
2.4
5.1
4.7
3.5
2.7
4.0
5.8
4.8
4.3
10.1
9.7
13.5
12.7
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22E
3Q22E
4Q22E

NGL Production



(MBbls/d)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
~290%(1)
1.7
3.8
3.2
3.2
3.6
4.0
5.3
4.0
4.2
6.2
5.8
7.1
6.4
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22E
3Q22E
4Q22E

Total Production



(MMcfe/d)
400
350
300
250
200
150
100
50
0
~140%(1)
142
183
178
180
213
212
250
226
237
308
293
354
331
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22E
3Q22E
4Q22E

FY22 oil production expected to increase 100% YoY with 50% of revenue from oil sales

(1) 3Q22 and 4Q22 based on implied midpoint of quarterly guidance. Percentages based on 4Q22 production guidance

Robust Growth Over Two Year Period

Adjusted EBITDA and Leverage[(1)]

($MM)


$1,000
$800
$600
$400
$200
$0
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Adj. EBITDA
Total Debt / EBITDA
~$700
$400 - $450
~1.0x
~0.5x
2017
2018
2019
2020
2021
2022E
2023E

>2.0x
EBITDA Growth
Significant contribution from acquisitions 2021-2023E

~0.5x
YE23 Leverage Target
Expect to continue debt paydown and further de-lever over time

>40%
2023E FCF yield
Growing shareholder value; Represents >$11 FCF per share

Growing cash flows and scale while improving balance sheet

Note: Projections based on $90 WTI / $4.75 HH. Reflects contribution from SandPoint after 5/10/22 and Sundance after 6/30/22. Hedge book as of 6/29/22
(1) Adjusted EBITDA excludes pro forma add-backs and amortized hedge gains which are included SilverBow's leverage ratio calculation

Financial Discipline is Integral to Strategy

- **Revolving Credit Facility (due Oct-26)**
  - $775 million borrowing base
  - $494 million outstanding(2)
  - SOFR + 2.75%-3.75%
  - 14 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 22.3 million shares as of 6/30/22

De-Levering the Balance Sheet(1)


3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
Improving Leverage Ratio
2.51x
2.08x
1.93x
1.73x
1.25x
1.24x
~1.0x
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
YE22

Debt Maturity Schedule(2)


($MM)
No near-term debt maturities
$500
$400
$300
$200
$100
$0
Credit Facility $470
2nd Lien $150
2022
2023
2024
2025
2026

Expect to continue to reduce revolver borrowings and leverage ratio

(1) 1Q22 LTM Adjusted EBITDA of $281.4 million includes $25.3 million of contributions from closed acquisitions
(2) Credit facility drawn and second lien outstanding as of 6/30/22

Borrowing Base Upsize and RBL Extension

SilverBow
RESOURCES®

$2.0 billion

Senior Secured Credit Facility

June 2022

Bank Syndicate

#	Lender	Title	Current Hold ($MM)	% of Total
1	JP Morgan	Admin Agent / Joint Lead Arranger	$70.0	9.0%
2	Bank of America	Joint Lead Arranger	$65.0	8.4%
3	Barclays	Joint Lead Arranger	$65.0	8.4%
4	CIBC	Joint Lead Arranger	$65.0	8.4%
5	Fifth Third	Joint Lead Arranger	$65.0	8.4%
6	Key Bank	Joint Lead Arranger	$65.0	8.4%
7	Mizuho	Joint Lead Arranger	$65.0	8.4%
8	Truist	Joint Lead Arranger	$65.0	8.4%
9	Capital One	Documentation Agent	$55.0	7.1%
10	Citi	Documentation Agent	$55.0	7.1%
11	PNC	Documentation Agent	$55.0	7.1%
12	BOKF		$35.0	4.5%
13	Comerica		$30.0	3.9%
14	East West		$20.0	2.6%
Total			*$775.0*	*100.0%*

Credit Facility Terms

- **Facility**: $2 billion maximum credit amount with an initial borrowing base of $775 million
- **Maturity**: October 2026
- **Security**: 85% of PV-9 of borrowing base properties and title requirement 85% of the PV-9
- **Pricing**: L+275-375 bps
- **Financial Covenants**: Current Ratio ≥1.0x; Total Debt / EBITDA ≤3.0x
- **Restricted Payments**: Subject to <1.25x PF leverage and 20% PF minimum availability on the Borrowing Base

Upsized borrowing base and extended RBL in conjunction with latest acquisitions

Top Quartile Metrics Compared to Gas E&Ps

SBOW
LISTED
NYSE

Increased scale achieved through accretive acquisitions positions SilverBow for a re-rating in line or above peer medians on multiple metrics

P/NAV Upside[1]



40%
30%
20%
10%
(10%)
(20%)
Peer Group Avg. (Excl. SBOW): 0%
Peer A
SBOW
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G

2023E FCF Yield[2]



45%
40%
35%
30%
25%
20%
15%
10%
5%
Peer Group Avg. (Excl. SBOW): 30%
SBOW (3)
Peer G
Peer D
Peer E
Peer B
Peer A
Peer C
Peer F

SBOW presents compelling investment with ability to unlock value

Source: FactSet, RSEG/Enverus. Company filings and press releases

Note: Peers (in alphabetical order) include: Antero Resources, Chesapeake Energy, CNX Resources, Comstock Resources, EQT, Gulfport, Range Resources, Southwestern Energy

(1) P/NAV Upside = Enverus calculated NAV $/sh value ($70 oil / $3.00 gas) / share price as of 6/14/22

(2) FCF Yield = 2023 FCF / Market Capitalization as of 6/14/22. Peer FCF per latest NAV Enverus report defined as EBITDA less capex less interest expense

(3) Based on preliminary 2023 guidance and share price as 7/1/22

SilverBow's Value Proposition

SBOW LISTED NYSE

SilverBow RESOURCES®

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

2022 Guidance

SBOW LISTED NYSE

	ACTUAL				Prelim.	GUIDANCE	
	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	FY22
Production Volumes:							
Oil (Bbls/d)	4,001	5,750	4,005	4,769	4,300	9,700 - 10,100	7,900 - 8,200
Gas (MMcf/d)	164	184	166	173	186	200 - 210	194 - 200
NGL (Bbls/d)	4,038	5,258	4,033	3,994	4,200	5,800 - 6,200	5,100 - 5,400
Total Reported Production (MMcfe/d)	**212**	**250**	**214**	**226**	**237**	293 - 308	272 - 282
% Gas	*77%*	*74%*	*77%*	*77%*	*78%*	*68%*	*71%*
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.38	$0.37	$0.35	$0.48			$0.59 - $0.63
Transportation and Processing ($/Mcfe)	$0.30	$0.30	$0.31	$0.31			$0.32 - $0.36
Production Taxes (% of Revenue)	4.9%	4.8%	4.7%	6.0%			5.5% - 6.5%
Cash G&A ($MM)	$4.1	$5.7	$17.2	$3.7			$16.0 - $17.0

Note: Table represents as-reported figures
Note: Preliminary 2Q22 production based on management estimates and includes 51 days of SandPoint production

Hedging Summary

SBOW
LISTED
NYSE

	3Q 2022 (3 Months)	4Q 2022 (3 Months)	1Q 2023 (3 Months)	2Q 2023 (3 Months)	3Q 2023 (3 Months)	4Q 2023 (3 Months)	1Q 2024 (3 Months)	2Q 2024 (3 Months)	3Q 2024 (3 Months)	4Q 2024 (3 Months)
NYMEX HH GAS										
Swaps										
Gas (MMBtu)	6,207,226	4,399,284	1,161,000	2,056,000	2,976,000	3,887,000	746,000	5,070,000	5,060,000	5,060,000
Wt Avg Price	$3.70	$3.95	$6.11	$4.43	$4.51	$4.71	$4.34	$3.86	$3.94	$4.21
Collars										
Gas (MMBtu)	8,315,300	9,132,376	11,267,900	10,321,250	10,056,400	8,765,000	5,111,000	93,000	198,000	185,000
Wt Avg Ceiling	$3.29	$3.47	$4.98	$3.73	$3.89	$4.35	$5.54	$3.65	$3.33	$3.33
Wt Avg Floor	$2.86	$2.90	$3.43	$3.07	$3.24	$3.47	$3.67	$3.15	$2.90	$2.90
Three-Way Collars										
Gas (MMBtu)			347,800	310,400	233,100	219,200	198,000	188,000		
Wt Avg Ceiling			$3.03	$3.01	$2.95	$2.94	$3.37	$3.37		
Wt Avg Floor			$2.56	$2.54	$2.50	$2.50	$2.50	$2.50		
Wt Avg Subfloor			$2.06	$2.04	$2.00	$2.00	$2.00	$2.00		
NYMEX WTI OIL										
Swaps										
Oil (Bbls)	528,696	559,876	352,175	312,575	349,980	385,300	182,000	113,750	115,000	115,000
Wt Avg Price	$66.32	$74.00	$77.53	$76.65	$72.51	$74.76	$81.35	$81.80	$79.96	$78.36
Collars										
Oil (Bbls)	114,727	109,304	171,707	167,949	72,847	72,242	137,700	33,000		
Wt Avg Ceiling	$72.92	$70.97	$66.00	$64.89	$66.26	$65.13	$65.86	$60.72		
Wt Avg Floor	$56.37	$54.23	$47.37	$53.91	$59.27	$58.54	$51.61	$45.00		
Three-Way Collars										
Oil (Bbls)	15,139	13,280	14,470	13,260	9,570	8,970	8,247	7,757		
Wt Avg Ceiling	$62.50	$62.14	$64.55	$64.53	$63.33	$63.35	$67.85	$67.85		
Wt Avg Floor	$53.27	$52.94	$55.14	$55.04	$53.41	$53.38	$57.50	$57.50		
Wt Avg Subfloor	$42.48	$42.21	$44.24	$44.19	$43.08	$43.08	$45.00	$45.00		
NGL										
Swaps										
NGLs (Bbls)	283,498	298,995	202,500	204,750	207,000	207,000	127,394	127,400	128,800	128,800
Wt Avg Price	$34.05	$34.49	$34.57	$34.57	$34.20	$34.20	$29.38	$29.39	$29.39	$29.39
Oil Basis										
Swaps										
CMA Roll (Bbls)	358,800	266,800								
Wt Avg Price	$1.00	$0.19								
Gas Basis										
Swaps										
HH-HSC (MMBtu)	5,520,000	5,520,000	3,600,000	3,640,000	3,680,000	3,680,000	3,640,000	3,640,000	3,680,000	3,680,000
Wt Avg Price	($0.04)	($0.06)	$0.23	($0.20)	($0.17)	($0.14)	($0.18)	($0.17)	($0.28)	($0.02)

Note: Hedge portfolio as of 6/29/22
Note: The above analysis assumes 1 Mcf equals 1 MMBtu

SBOWay

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Senior Financial Analyst
(281) 423-0304
IR@sbow.com